UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2005

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GIBRALTAR 401(k) PLAN

GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware                         0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(Former name or former address, if changed since last report)
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 Item  4.01   Changes in Registrant's Certifying Accountants

On June 6, 2005, PricewaterhouseCoopers LLP ("PwC") was dismissed as the independent registered public accounting firm for the Gibraltar 401(k) Plan (the "Plan"). The decision to change accountants was approved by the Audit Committee of the Board of Directors of Gibraltar Industries, Inc.

The reports of PwC on the financial statements of Plan as of and for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2003 and 2002, and through June 6, 2005 there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Plan, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in its reports on the financial statements for such years. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2002 and 2003 and through June 6, 2005 with respect to the Plan.

The Registrant requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the foregoing statements. A copy of such letter, dated June 20, 2005, is filed as exhibit 16.1 to this Form 8-K/A.

Effective as of June 6, 2005, Freed Maxick & Battaglia CPA's, P.C. ("Freed") was engaged as the new registered independent public accountants to audit the financial statements of the Plan. The decision to engage Freed was approved by the Audit Committee of the Board of Directors as of such date.

Freed was not consulted during the fiscal years ended December 31, 2003 and 2002, nor through June 6, 2005 with regard to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Plan; or (b) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K.

We have provided a copy of the disclosures in this report to Freed and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Freed has advised that it does not intend to furnish such a letter to the Commission.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

16.1     Letter of PricewaterhouseCoopers regarding change in certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2005              GIBRALTAR INDUSTRIES, INC.

                                                             /S/  Henning Kornbrekke
                                                         Name: Henning Kornbrekke
                                                        Title:   President and Chief Operating Officer

EXHIBIT INDEX

16.1     Letter of PricewaterhouseCoopers regarding change in certifying accountants.